Note 25 - Shares to be Issued and Merger Reserve	12 Months Ended
Mar. 31, 2018
Statement Line Items [Line Items]
Disclosure of shares to be issued and merger reserve [text block]
25	SHARES TO BE ISSUED AND MERGER RESERVE

The shares to be issued reserve relates to shares that are expected to be issued to RadiumOne and former Burst shareholders. The shares to be issued to RadiumOne Inc. shareholders relates to deferred consideration and will be issued on or around
June
26,
2018.
The shares related to Burst shareholders is for consideration for those who have not
yet submitted the paperwork to effect the exchange of Burst shares for RhythmOne plc shares.

The merger reserve arises in business combinations where shares are issued for greater than
90%
of consideration. The difference between the fair value and the nominal value of the shares transferred as consideration is taken to the merger reserve.